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                                                                  EXHIBIT 10.127

                                AMENDMENT NO. 1



        THIS AMENDMENT is entered into the 2nd day of June 2000

BETWEEN:

        (1) AXYS PHARMACEUTICALS, INC., a Delaware Corporation having a principle place of business at 180 Kimball Way, South San Francisco, CA 94080, USA ("Axys"); and

        (2) AVENTIS PHARMACEUTICALS PRODUCTS INC. (formerly known as RHONE-POULENC RORER PHARMACEUTICALS INC.), a Delaware Corporation having a place of business at 500 Arcola Road, Collegeville, Pennsylvania 19426, USA ("APPI").

RECITALS:

        (A) Under a Collaborative Research and License Agreement dated 11 December 1998 (the "Collaborative Research and License Agreement"), Axys and APPI agreed to collaborate in the discovery, development and commercialisation of Cathepsin S inhibitors for use in the prevention and/or treatment of certain human diseases.

        (B) In Article 6.3(a) of the Collaborative Research and License Agreement, [*] payments are proposed for each of:

                (i)   first demonstration of [*] in an [*] for any [*];

                (ii)  first satisfaction of the [*] for any [*];

                (iii) first satisfaction of [*] for any [*]; and

                (iv)  first satisfaction of [*] by an [*].

        (C) In the newly-formed pharmaceuticals business of Aventis Pharma, contemplated in Article 11.2 of the Collaborative Research and License Agreement, the criteria identified in Recitals (B) [*] above [*], and [*] are modified.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        (D) APPI will continue to honour the [*] payments set out in Article
6.3(a) of the Collaborative Research and License Agreement. This Amendment formalises the mechanism for payment of the [*] described in Recitals (B) [*] above, and sets out the [*] in Appendix 1 hereinafter.

        NOW, THEREFORE, IN CONSIDERATION OF THE VARIOUS PROMISES AND UNDERTAKINGS SET FORTH HEREIN, AXYS AND APPI AGREE AS FOLLOWS:

        1. Words and expressions defined in the Collaborative Research and License Agreement shall have the same meaning in this Amendment.

        2. Article 6.3 of the Collaborative Research and License Agreement is hereby amended to re-define the [*] which shall have the meaning set forth in Appendix 1 hereinafter, unless subsequently further modified by [*]. Any further changes to the [*] will be communicated to the [*], which will determine in good faith if any such changes necessitate an amendment to the Collaborative Research and License Agreement.

        3. Exhibit A, "Phase Transition Criteria", of the Collaborative Research and License Agreement is hereby amended by the deletion of [*], which section of Exhibit A shall be restated in its entirety to read in full as set forth in Appendix 1 hereafter. Determination of the completion of all elements of Appendix A to trigger the payment described in Recital (B) [*] above will be made by a decision of the [*], or such other [*] shall hereafter determine.

        4. All elements of [*] and [*] of Exhibit A, "Phase Transition Criteria", of the Collaborative Research and License Agreement are hereby retained. Determination of the completion of all such elements to trigger the payments described in Recitals (B) [*] above will be made by a decision of the [*] in accordance with the process defined in [*] of the Collaborative Research and License Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        5. Article 1.2 of the Collaborative Research and License Agreement is
hereby amended and restated to read in full as follows:

        "1.2 "Affiliate" with respect to Axys, shall mean any Person controlling, controlled by, or under common control with Axys. With respect to APPI, "Affiliate" shall mean any Person controlled by Rhone-Poulenc Rorer Inc., a Pennsylvania corporation, or Aventis Pharma Holding GmbH or Aventis Pharma AG, both of which are German corporations. For purposes of this Section 1.2 only, "control" shall refer to (a) the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise or (b) the ownership, directly or indirectly, of at least 50% (or, if less, the maximum ownership interest permitted by law) of the voting securities or other ownership interest of a Person."

        6. Article 11.2 of the Collaborative Research and License Agreement is hereby amended and restated to read in full as follows:

        Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other; provided, however, that a Party may assign this Agreement to any Affiliate or to any successor in interest by way of merger or sale of all or substantially all of its assets in a manner such that the assignor shall remain liable and responsible for the performance and observance of all such Party's duties and obligations hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 11.2 shall be void. On December 15, 1999, Rhone-Poulenc S.A. combined its life science businesses with those of Hoechst AG by acquiring all of the outstanding voting securities of Hoechst AG through a tender offer (the "Merger"). Upon consummation of the Merger, Rhone-Poulenc S.A. renamed the combined company Aventis S.A. ("Aventis"). It is the Parties' intention that this Agreement shall [*], but not to the [*]. As a result of the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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Merger, the parties [*]. While the ultimate corporate structure of Aventis'
human pharmaceuticals business has not yet been determined, it is expected that Aventis will consolidate the operations of RPR and the entities which formerly comprised Hoechst Marion Roussel. In the event of such restructuring, the Parties agree to negotiate further appropriate modifications to this Agreement (whether by amendment of the definition of "Affiliate" as it relates to RPR or otherwise) to reflect the intention described in this Section 11.2.


        7. All references in the Collaborative Research and License Agreement to Rhone Poulenc S.A. are hereby amended to refer to Aventis S.A., and all references in such agreement to Rhone-Poulenc Rorer Pharmaceuticals Inc. or RPR are hereby amended to refer to Aventis Pharmaceuticals Products Inc. or APPI, respectively.

        8. The address to which notices shall be delivered to APPI pursuant to
Section 11.4 of the Collaborative Research and License Agreement is hereby changed to:

        Aventis Pharmaceuticals Products Inc.
        Route 202/206
        Bridgewater, New Jersey 08807
        Attention: General Counsel

        9. The amendments set out in this Amendment shall have effect as of December 15, 1999, with the exception of Paragraph 8 which shall have effect as of May 1, 2000. Except as expressly modified by this Amendment, all of the terms and conditions of the Collaborative Research and License Agreement shall remain in full force and effect.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorised officers as of the day and year first written above, each copy of which shall for all purposes be deemed to be an original:


AXYS PHARMACEUTICALS, INC.                  AVENTIS

                                            PHARMACEUTICALS

                                            PRODUCTS INC.

By:                                         By:
   --------------------------------            ---------------------------------

Name:  Michael C. Venuti                    Name:  Ross J. Oehler

Title:  Sr. Vice President                  Title:  Assistant Secretary
        Research & Preclin Dev.
        Chief Technical Officer





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                   APPENDIX I



                                       [*]




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.